Exhibit E

                             JOINT FILING AGREEMENT

        The undersigned hereby agree that the Statement on Schedule 13D, dated as of May 28, 1996 (the "Schedule 13D"), with respect to the common stock, par value $.01 per share, of Rykoff-Sexton, Inc. is, and any amendments thereto shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f)(1) under the Securities and Exchange Act of 1934, as amended, and that this Agreement shall be included as an Exhibit to the Schedule 13D and each such amendment. Each of the undersigned agrees to be responsible for the timely filing of the Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning itself contained therein. Each of the undersigned further agrees that Merrill Lynch Capital Partners, Inc. may file the Schedule 13D, and any and all amendments thereto, on its behalf. This Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of this 28th day of May, 1996.



                                            MERRILL LYNCH & CO., INC.


                                            By /s/ Marcia L. Tu
                                               ----------------------------
                                               Name:  Marcia L. Tu
                                               Title:  Attorney-in-fact

                                            MERRILL LYNCH GROUP, INC.


                                            By /s/ Marcia L. Tu
                                               ----------------------------
                                               Name:  Marcia L. Tu
                                               Title:  Attorney-in-fact

                                            MERRILL LYNCH MBP INC.


                                            By /s/ James V. Caruso
                                               ----------------------------
                                               Name:  James V. Caruso
                                               Title:  Vice President

                                     MERCHANT BANKING L.P. NO. II

                                     By: Merrill Lynch MBP Inc., as
                                            General Partner

                                     By /s/ James V. Caruso
                                        ----------------------------
                                        Name:  James V. Caruso
                                        Title:  Vice President

                                     MERRILL LYNCH CAPITAL
                                       PARTNERS, INC.


                                     By /s/ James V. Caruso
                                        ----------------------------
                                        Name:  James V. Caruso
                                        Title:  Vice President

                                     ML EMPLOYEES LBO
                                       MANAGERS, INC.


                                     By /s/ James V. Caruso
                                        ----------------------------
                                        Name:  James V. Caruso
                                        Title:  Vice President

                                     ML EMPLOYEES LBO
                                       PARTNERSHIP NO. I, L.P.

                                     By: ML Employees LBO Managers, Inc.
                                            as General Partner


                                     By /s/ James V. Caruso
                                        ----------------------------
                                        Name:  James V. Caruso
                                        Title:  Vice President

                                     MERRILL LYNCH LBO
                                       PARTNERS NO. IV, L.P.

                                     By: Merrill Lynch Capital Partners, Inc.,
                                            as General Partner


                                     By /s/ James V. Caruso
                                        ----------------------------
                                        Name:  James V. Caruso
                                        Title:  Vice President

                                     MERRILL LYNCH CAPITAL
                                       APPRECIATION PARTNERSHIP
                                       NO. XIII, L.P.

                                     By: Merrill Lynch LBO Partners
                                            No. IV, L.P., as General Partner

                                     By: Merrill Lynch Capital Partners, Inc.,
                                            as General Partner



                                     By /s/ James V. Caruso
                                        ----------------------------
                                        Name:  James V. Caruso
                                        Title:  Vice President

                                     ML OFFSHORE LBO
                                       PARTNERSHIP NO. XIII

                                     By: Merrill Lynch LBO Partners
                                            No. IV, L.P., as General Partner

                                     By: Merrill Lynch Capital Partners, Inc.,
                                            as General Partner


                                     By /s/ James V. Caruso
                                        ----------------------------
                                        Name:  James V. Caruso
                                        Title:  Vice President

                                     MERRILL LYNCH LBO
                                       PARTNERS NO. B-IV, L.P.

                                     By: Merrill Lynch Capital Partners, Inc.,
                                            as General Partner


                                     By /s/ James V. Caruso
                                        ----------------------------
                                        Name:  James V. Caruso
                                        Title:  Vice President

                                     MERRILL LYNCH CAPITAL
                                       APPRECIATION PARTNERSHIP
                                       NO. B-XVIII, L.P.

                                     By: Merrill Lynch LBO Partners
                                            No. B-IV, L.P., as General Partner

                                     By: Merrill Lynch Capital Partners, Inc.,
                                            as General Partner



                                     By /s/ James V. Caruso
                                        ----------------------------
                                        Name:  James V. Caruso
                                        Title:  Vice President

                                     ML OFFSHORE LBO
                                       PARTNERSHIP NO. B-XVIII

                                     By: Merrill Lynch LBO Partners
                                            No. B-IV, L.P., as General Partner

                                     By: Merrill Lynch Capital Partners, Inc.,
                                            as General Partner


                                     By /s/ James V. Caruso
                                        ----------------------------
                                        Name:  James V. Caruso
                                        Title:  Vice President

                                     MLCP ASSOCIATES L.P. NO. II

                                     By: Merrill Lynch Capital Partners, Inc.,
                                            as General Partner


                                     By /s/ James V. Caruso
                                        ----------------------------
                                        Name:  James V. Caruso
                                        Title:  Vice President

                                     MLCP ASSOCIATES L.P. NO. IV

                                     By: Merrill Lynch Capital Partners, Inc.,
                                            as General Partner


                                     By /s/ James V. Caruso
                                        ----------------------------
                                        Name:  James V. Caruso
                                        Title:  Vice President

                                     ML IBK POSITIONS, INC.


                                     By /s/ James V. Caruso
                                        ----------------------------
                                        Name:  James V. Caruso
                                        Title:  Vice President

                                     KECALP, INC.


                                     By /s/ James V. Caruso
                                        ----------------------------
                                        Name:  James V. Caruso
                                        Title:  Vice President

                                     MERRILL LYNCH KECALP L.P. 1987

                                     By: KECALP, Inc., as General Partner


                                     By /s/ James V. Caruso
                                        ----------------------------
                                        Name:  James V. Caruso
                                        Title:  Vice President

                                     MERRILL LYNCH KECALP L.P. 1991

                                     By: KECALP, Inc., as General Partner


                                     By /s/ James V. Caruso
                                        ----------------------------
                                        Name:  James V. Caruso
                                        Title:  Vice President

                                     MERRILL LYNCH KECALP L.P. 1994

                                     By: KECALP, Inc., as General Partner


                                     By /s/ James V. Caruso
                                        ----------------------------
                                        Name:  James V. Caruso
                                        Title:  Vice President